UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 1, 2022

Leap Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37990	27-4412575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

47 Thorndike Street, Suite B1-1 Cambridge, MA	02141
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (617) 714-0360

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	LPTX	Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2022, the Board of Directors (the “Board”) of Leap Therapeutics, Inc. (the “Company”) appointed Richard Schilsky, M.D. as a Class I director of the Board. Dr. Schilsky has not been appointed to any committees of the Board at this time.

There are no arrangements or understandings between Dr. Schilsky and any other person pursuant to which Dr. Schilsky was appointed as a director, and Dr. Schilsky is not a party to any transaction with the Company reportable pursuant to Item 404(a) of Regulation S-K. Dr. Schilsky’s compensation will be consistent with other non-employee members of the Board, which is described in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on April 28, 2022, as may be amended from time to time by the Board.

On September 6, 2022, the Company issued a press release announcing the appointment of Dr. Schilsky to the Board. The full text of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference; provided, however, that information on or connected to our website referenced in the Company’s press release is expressly not incorporated by reference into or intended to be filed as a part of this Current Report on Form 8-K.

Item 8.01.	Other Events.

On September 4, 2022, the Company issued a press release entitled “Leap Therapeutics to Present New Data from DisTinGuish Study of DKN-01 Plus Tislelizumab and WAKING Study of DKN-01 Plus Tecentriq® at the ESMO Congress.”

The full text of the press release is filed as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference; provided, however that information on or connected to our website referenced in the Company’s press release is expressly not incorporated by reference into or intended to be filed as a part of this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit Number	Description
99.1	Press release dated September 6, 2022 (Schilsky Appointment)
99.2	Press release dated September 4, 2022 (ESMO Presentation)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEAP THERAPEUTICS, INC.

Dated: September 7, 2022	By:	/s/ Douglas E. Onsi
	Name:	Douglas E. Onsi
	Title:	Chief Executive Officer and President